Exhibit 10.21

EXECUTION VERSION

SIXTH AMENDMENT TO CREDIT AGREEMENT

THIS SIXTH AMENDMENT TO CREDIT AGREEMENT (this “Sixth Amendment”), dated as of December 1, 2014, among ALERE INC., a Delaware corporation (the “Borrower”), each of the Guarantors (as defined in the Credit Agreement referred to below) party hereto, the Lenders (as defined in the Credit Agreement referred to below) party hereto and GENERAL ELECTRIC CAPITAL CORPORATION, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders, is made with reference to that certain Credit Agreement, dated as of June 30, 2011 (as amended, modified or supplemented through, but not including, the date hereof, the “Credit Agreement”), by and among the Borrower, the Lenders, the Administrative Agent and the other parties thereto. Unless otherwise indicated, all capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Borrower, the Administrative Agent and each Lender party hereto desire to amend the Credit Agreement and to consent to certain transactions thereunder, in each case as provided herein;

NOW, THEREFORE, it is agreed:

I.	Amendments and Modifications to Credit Agreement.

1. The definition of “Change of Control” appearing in Section 1.1 of the Credit Agreement is hereby amended by inserting the text “(including in any documents relating to any Permitted Refinancing of any Existing Notes)” immediately after the text “any Existing Notes Indenture” contained therein.

2. The definitions of “Permitted Additional Debt” and “Permitted Refinancing” appearing in Section 1.1 of the Credit Agreement are each hereby amended by (i) deleting the word “and” appearing immediately after the text “acceleration rights after an event of default,” appearing in clause (b) of each such definition and (ii) inserting the text “, and (z) in the case of Indebtedness that is convertible into shares of the Borrower’s Stock, customary repurchase obligations in connection with a “Fundamental Change” or “Termination of Trading” or any term of similar effect, as defined in any documents relating to such Indebtedness” immediately after the text “at the sole option of the Borrower” appearing in clause (b) of each such definition.

3. The definition of “Permitted Refinancing” appearing in Section 1.1 of the Credit Agreement is hereby further amended by inserting the text “(including Indebtedness issued in exchange for)” immediately before the words “Permitted Indebtedness” in the third line thereof.

4. The definition of “Pro Forma Transaction” appearing in Section 1.1 of the Credit Agreement is hereby amended by (i) deleting the word “or” appearing immediately after the text “Section 8.4(e), (f), (g)” appearing in clause (iv) thereof and inserting a comma in lieu thereof and (ii) inserting the text “, (i) or (j)” immediately before the text “, together with each other transaction relating thereto” appearing in clause (iv) thereof.

5. The definitions of “Scheduled A Term Loan Maturity Date”, “Scheduled B Term Loan Maturity Date”, “Scheduled Delayed Draw Term Loan Maturity Date”, “Scheduled Incremental B-1 Term Loan Maturity Date”, “Scheduled Incremental B-2 Term Loan Maturity Date” and “Scheduled Revolving Credit Termination Date” appearing in Section 1.1 of the Credit Agreement are each hereby amended by inserting the following text immediately after the text “(including any remaining scheduled interest payments) and in full at maturity” appearing in clause (y) of each such definition:

“or in connection with any tender offer for, repurchase of or other satisfaction or repayment of such Existing Notes permitted under this Agreement so long as the remaining funds on deposit in such Cash Collateral Account are sufficient to satisfy any remaining scheduled interest payments thereon and to repay the principal, interest and any other cash payment obligations on the relevant Existing Notes in full at maturity (it being understood that (i) to the extent that the amount of such funds on deposit at any time shall exceed the aggregate amount of the remaining outstanding obligations, such excess amount shall be remitted to the Borrower at its written request and so long as no Default or Event of Default then exists or would result therefrom and (ii) the Borrower shall have no obligation to deposit any shares of its common stock that could become issuable upon any possible conversion of the Existing 2016 Subordinated Convertible Notes into such common stock prior to maturity)”.

6. Section 1.1 of the Credit Agreement is hereby amended by inserting in the appropriate alphabetical order the following new definitions:

“Alere Health Membership Interest Purchase Agreement” means the Membership Interest Purchase Agreement, dated as of October 27, 2014, by and among OptumHealth Care Solutions, Inc., a Minnesota corporation, Alere Health, LLC, a Delaware limited liability company, and the Borrower.

“Alere Health Sale” means the Sale of Alere Health, LLC and certain of its Subsidiaries to OptumHealth Care Solutions, Inc. pursuant to, and in accordance with, the terms and conditions of the Alere Health Membership Interest Purchase Agreement (as in effect as of the Sixth Amendment Effective Date and as the same may be amended, modified or supplemented thereafter in a manner not adverse to the interests of the Lenders in any material respect).

“BioNote Sale” means the Sale of BioNote, Inc. pursuant to, and in accordance with, the terms and conditions of that certain Sale and Purchase Agreement, dated as of October 24, 2014, between Standard Diagnostics, Inc. and Dr. Young-Shik Cho (as in effect as of the Sixth Amendment Effective Date and as the same may be amended, modified or supplemented thereafter in a manner not adverse to the interests of the Lenders in any material respect).

“Sixth Amendment” means the Sixth Amendment to Credit Agreement, dated as of December 1 2014, among the Borrower, the Guarantors party thereto, the Lenders party thereto and the Administrative Agent.

“Sixth Amendment Effective Date” means the date on which the Sixth Amendment became effective pursuant to the terms thereof.

7. The last sentence of Section 1.3(a) of the Credit Agreement is hereby amended and restated as follows:

“In addition, to the extent that (x) the obligations in respect of any issue of Existing Notes, any Permitted Additional Debt or any Permitted Refinancing of any of the foregoing (including all interest that will accrue thereon through the relevant redemption or maturity date) and the relevant indenture governing such Indebtedness are defeased or satisfied and discharged in accordance with the terms of such indenture or (y) in the case of any Existing Notes, cash is deposited as security for the benefit of the Secured Parties in an amount sufficient to repay in full such Indebtedness at maturity as provided for in the definition of Scheduled A Term Loan Maturity Date, Scheduled B Term Loan Maturity Date, Scheduled Delayed-Draw Term Loan Maturity Date, Scheduled Revolving Credit Termination Date, Scheduled Incremental B-1 Term Loan Maturity Date or Scheduled Incremental B-2 Term Loan Maturity Date, respectively, then, in any case, such Indebtedness will not be considered outstanding for purposes of this Agreement (including any of the covenants or other provisions in Articles V or VIII).”

8. Section 2.8(c) of the Credit Agreement is hereby amended by (i) inserting the following new text immediately following the text “to the extent the Net Cash Proceeds thereof exceed $20,000,000 in any fiscal year”:

“(it being understood and agreed, however, that such $20,000,000 aggregate exclusion shall not apply to any of the Net Cash Proceeds from the Alere Health Sale or the BioNote Sale, all of which Net Cash Proceeds shall be subject to the provisions of this Section 2.8(c));” and

(ii) inserting the following new text immediately following the text “any Group Member may make Permitted Reinvestments with such Net Cash Proceeds”:

“(other than Net Cash Proceeds received in connection with the Alere Health Sale and the BioNote Sale, which Net Cash Proceeds (or an amount equal thereto) shall, (x) in the case of the Alere Health Sale, within three Business Days of receipt by the Borrower or any Subsidiary thereof and (y) in the case of the BioNote Sale, no later than December 15, 2014, in each case, be paid or caused to be paid to the Administrative Agent to be applied to the Obligations in accordance with Section 2.12(b))”.

9. Section 2.12(b) of the Credit Agreement is hereby amended by inserting the following proviso at the end thereof:

“; provided, however, (x) with respect to the first $170,000,000 of principal repayments required to be made pursuant to Section 2.8(c) in connection with the Alere Health Sale, such principal prepayments may, at the Borrower’s option and upon written notice to the Administrative Agent, first be applied toward the repayment of the outstanding principal balance of any Revolving Loans and Swing Loans (without any reduction in the Revolving Credit Commitments) and (y) with respect to the remaining principal repayments required to be made pursuant to Section 2.8(c) in connection with the Alere Health Sale (including, for the avoidance of doubt, any amounts not elected to be applied toward the Revolving Loans and Swing Loans pursuant to preceding clause (x)), such principal prepayments shall be applied as provided above in this Section 2.12(b) without regard to this proviso”.

10. Section 8.4 of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing at the end of clause (g) thereof, (ii) deleting the period appearing at the end of clause (h) thereof and inserting a semi-colon in the lieu thereof and (iii) inserting the following new clauses (i) and (j) at the end thereof:

“(i) the consummation of the Alere Health Sale, so long as (i) 100% of the purchase price consideration in respect thereof is paid in cash and, other than with respect to any post-closing adjustments relating to working capital, cash balances and indebtedness as provided in the Alere Health Membership Interest Purchase Agreement, is paid at the time of the consummation of the Alere Health Sale and (ii) 100% of the Net Cash Proceeds therefrom (or an amount equal thereto) are, within three Business Days of receipt by the Borrower or any Subsidiary thereof, paid or caused to be paid to the Administrative Agent to be applied to the Obligations in accordance with Section 2.12(b) (it being understood and agreed that any and all cash “Transaction Expenses” (as defined in the Alere Health Membership Interest Purchase Agreement) for which the Borrower or any of its Subsidiaries are liable (whether payable before, at or after the closing of the Alere Health Sale) shall be deducted in the determination of the Net Cash Proceeds of the Alere Health Sale); and

(j) the consummation of the BioNote Sale, so long as (i) 100% of the purchase price consideration in respect thereof is paid in cash and, other than for any post-closing working capital adjustments, is paid at the time of the consummation of the BioNote Sale and (ii) 100% of the Net Cash Proceeds therefrom (or an amount equal thereto) are, no later than December 15, 2014, paid or caused to be paid to the Administrative Agent to be applied to the Obligations in accordance with Section 2.12(b).”

11. Section 8.6(a) of the Credit Agreement is hereby amended and restated as follows:

“(a) prepay, purchase, redeem, repurchase, defease or otherwise satisfy prior to any scheduled maturity or amortization thereof (or set apart any property for such purpose), or otherwise repay at any time and from time to time (each a “Restricted Debt Payment”), up to $150,000,000 in aggregate principal amount outstanding under the Existing 2016 Subordinated Convertible Notes (including in conjunction with any conversion, exchange or other transaction with respect thereto permitted under Section 8.6(b) and/or any refinancing thereof permitted under Section 8.6(c)), together with (i) any applicable redemption, repurchase, prepayment, tender offer, conversion, exchange, make-whole or other similar premiums or payments in connection therewith (whether payable in cash, Borrower common stock or other consideration otherwise permitted hereunder) and (ii) any consent or similar fees relating to any amendments or other changes in the terms of the Existing 2016 Subordinated Convertible Notes in connection therewith (or otherwise (A) defease or satisfy and discharge principal amounts outstanding thereunder in accordance with the terms of the Existing Notes Documents relating thereto or (B) deposit cash as security for the benefit of the Secured Parties, in either case in accordance with the applicable Maturity Date definition contained herein) so long as (i) the Borrower shall be in compliance with the financial covenants set forth in Article V on a Pro Forma Basis as of the last day of the last Fiscal Quarter for which Financial Statements have been delivered hereunder for the four Fiscal Quarter period ending on such day (after giving effect to (x) such Restricted Debt Payment, (y) such defeasance or satisfaction and discharge in accordance with the respective terms of the applicable Existing Notes Documents or (z) such deposit of cash as security for the benefit of the Secured Parties) and (ii) as of the date of (x) such Restricted Debt Payment, (y) such defeasance or satisfaction and discharge in accordance with the respective terms of the applicable Existing Notes Documents or (z) such deposit of cash as security for the benefit of the Secured Parties, and after giving effect thereto on such date, no Default or Event of Default shall be continuing;”.

12. Section 8.6(c) of the Credit Agreement is hereby amended and restated as follows:

“(c) so long as no Default or Event of Default then exists or would result therefrom, refinance all or any portion of any Junior Indebtedness with the proceeds of, or by exchange into Indebtedness constituting, a Permitted Refinancing in respect thereof or an issuance of Permitted Additional Debt, in each case in accordance with, and as permitted by the terms of Section 8.1;”.

II.	Miscellaneous Provisions.

1. Representations and Warranties. To induce the Administrative Agent and the Lenders to enter into this Sixth Amendment, each Loan Party represents and warrants to the Administrative Agent and the Lenders on and as of the Sixth Amendment Effective Date that:

(a) The execution, delivery and performance by the Borrower and each Guarantor of this Sixth Amendment and the performance of the Credit Agreement, as amended by this Sixth Amendment (the “Amended Credit Agreement”), and the acknowledgment of this Sixth Amendment by the other Loan Parties signatory hereto: (i) are within each such Loan Party’s corporate or similar powers and, at the time of execution thereof, have been duly authorized by all necessary corporate and similar action, (ii) do not (A) contravene such Loan Party’s Constituent Documents, (B) violate any Requirement of Law, (C) conflict with, contravene, constitute a default or breach under, any material Contractual Obligation of any Loan Party or any of their respective Subsidiaries, other than those which could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, or (D) result in the imposition of any Lien (other than a Permitted Lien) upon any property of any Loan Party or any of their respective Subsidiaries and (iii) do not require any Loan Party or any of their respective Subsidiaries to obtain any Permit from, or make any filing with, any Governmental Authority or obtain any consent from, or notice to, any Person, other than as has been obtained and made on or prior to the Sixth Amendment Effective Date and which remains in full force and effect on the Sixth Amendment Effective Date except where the failure to obtain any such Permit, make any such filing or obtain any such consent could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

(b) This Sixth Amendment has been duly executed and delivered by or on behalf of the Borrower and acknowledged by each other Loan Party.

(c) Each of this Sixth Amendment and the Amended Credit Agreement is the legal, valid and binding obligation of the Borrower and is enforceable against the Borrower in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws affecting creditors’ rights generally or by general equitable principles relating to enforceability.

(d) No Default or Event of Default has occurred and is continuing on the Sixth Amendment Effective Date or would occur after giving effect to this Sixth Amendment.

(e) No action, claim or proceeding is now pending or, to the knowledge of any Loan Party, threatened against such Loan Party, at law, in equity or otherwise, before any court, board, commission, agency or instrumentality of any foreign, federal, state, or local government or of any agency or subdivision thereof, or before any arbitrator or panel of arbitrators, which (i) challenges any Loan Party’s right or power to enter into or perform any of its obligations under this Sixth Amendment, the Amended Credit Agreement or any other Loan Document to which it is or will be, a party, or the validity or enforceability of this Sixth Amendment, the Amended Credit Agreement or any other Loan Document or any action taken thereunder, or (ii) has a reasonable risk of being determined adversely to such Loan Party and that, if so determined, could reasonably be expected to have a Material Adverse Effect.

2. No Waivers/Consents/Amendments. Except as expressly provided herein, (a) the Credit Agreement and the other Loan Documents shall be unmodified and shall continue to be in full force and effect in accordance with their terms, and (b) this Sixth Amendment shall not be deemed a waiver or modification of any other term or condition of any Loan Document and shall not be deemed to prejudice any right or rights which Administrative Agent or any Lender may now have or may have in the future under or in connection with any Loan Document or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

3. Affirmation of Obligations. Subject to paragraph II.6 below, each of the Loan Parties hereby acknowledges, agrees and affirms (a) its obligations under the Credit Agreement and the other Loan Documents, including, without limitation, its guaranty obligations under the Guaranty and Security Agreement, (b) that such guaranty shall apply to the Obligations in accordance with the terms thereof, (c) the grant of the security interest in all of its assets pursuant to the Loan Documents and (d) that such liens and security interests created and granted are valid and continuing and secure the Obligations in accordance with the terms thereof, in each case after giving effect to this Sixth Amendment.

4. Costs and Expenses. The Borrower hereby reconfirms its obligations pursuant to Section 11.3 of the Credit Agreement to pay and reimburse the Administrative Agent for all reasonable costs and expenses (including, without limitation, reasonable fees of counsel) incurred in connection with the negotiation, preparation, execution and delivery of this Sixth Amendment and all other documents and instruments delivered in connection herewith.

5. Amendment Effectiveness. This Sixth Amendment shall become effective on the date on which each of the following conditions shall have been satisfied (the “Sixth Amendment Effective Date”):

(a) Amendment. The Administrative Agent shall have received copies of signature pages to this Sixth Amendment, duly executed and delivered (including by way of facsimile or other electronic transmission) by the Administrative Agent, the Borrower, the Required Term Loan Lenders, the Required Revolving Credit Lenders and the Required Lenders, and acknowledged by each of the other Loan Parties, with originals to follow promptly thereafter, c/o White & Case LLP, 1155 Avenue of the Americas, New York, New York 10036, Attention: Corinne Milliken and Casey Ferber (facsimile number: 212-354-8113 / email address: AlereAmendment@whitecase.com).

(b) Payment of Fees, Costs and Expenses. The Borrower shall have paid, by wire transfer of immediately available funds:

(i) to the Administrative Agent and its Affiliates, all costs, fees and expenses owing in connection with this Sixth Amendment and the other Loan Documents and due to the Administrative Agent and its Affiliates to the extent invoiced (in the case of costs and expenses) at least two Business Days prior to the Sixth Amendment Effective Date;

(ii) to the Administrative Agent, for the account of each Lender that has delivered to the Administrative Agent (or its counsel) an executed counterpart of the Sixth Amendment on or prior to 2:00 p.m., New York City time, on November 25, 2014, a fee (collectively, the “ Sixth Amendment Fee”) in an amount equal to 0.05% of the sum of (i) the aggregate principal amount of all Term Loans of such Lender outstanding on the Sixth Amendment Effective Date and (ii) the Revolving Credit Commitment of such Lender as in effect on the Sixth Amendment Effective Date; and

(iii) to White & Case LLP, as counsel to the Administrative Agent, all fees and expenses of White & Case LLP in connection with the Loan Documents and this Sixth Amendment to the extent invoiced at least two Business Days prior to the Sixth Amendment Effective Date.

(c) No Default; Representations and Warranties. (i) No Default or Event of Default shall have occurred and be continuing or would occur after giving effect to this Sixth

Amendment and (ii) the representations and warranties made by or on behalf of the Borrower and each other Loan Party in this Sixth Amendment, the Credit Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the Sixth Amendment Effective Date (it being understood that (x) any representation or warranty that is qualified by materiality or Material Adverse Effect shall be required to be true and correct in all respects and (y) any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects (or all respects, as the case may be) as of such specified date).

(d) Officer’s Certificate. The Borrower shall have delivered to the Administrative Agent a certificate executed by a Responsible Officer of the Borrower certifying that the conditions set forth in preceding clause (c) have been satisfied as of the Sixth Amendment Effective Date.

6. Release. The Administrative Agent and the Lenders party hereto hereby confirm and agree that, in connection with the Alere Health Sale (as defined above), (i) all Liens of the Administrative Agent or any other Secured Party created by or under the Loan Documents in the Stock or Property of Alere Health, LLC or any of its Subsidiaries sold in the Alere Health Sale shall be (and be deemed to be) automatically terminated and released concurrently with the consummation of the Alere Health Sale, and (ii) each of Alere Health, LLC and such Subsidiaries, to the extent constituting a Guarantor, shall be released from its obligations (and all liens on its assets shall be released) under the Guaranty and Security Agreement, the Intellectual Property Security Agreement and the other Loan Documents, and the Administrative Agent (on behalf of the Lenders and other Secured Parties) shall execute and deliver all such documents, make all such Uniform Commercial Code or other filings, and take all such other actions as may be reasonably requested by (and at the expense of) the Borrower (and without recourse to, and without any representation or warranty by, the Administrative Agent) to evidence or effect the releases referenced above as of the time of the consummation of the Alere Health Sale.

7. Governing Law. This Sixth Amendment, and the rights and obligations of the parties hereto, shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

8. Counterparts. This Sixth Amendment may be executed by the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Sixth Amendment as of the date first above written.

ALERE INC.

By:	/s/ David Teitel
	Name:	David Teitel
	Title:	CFO, VP & Treasurer

[Signature Page to Alere Sixth Amendment]

GENERAL ELECTRIC CAPITAL CORPORATION, as Lender, as L/C Issuer, as Swingline Lender and as Administrative Agent

By:	/s/ Andrew Moore
	Name:	Andrew D. Moore
	Title:	Duly Authorized Signatory

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ Andrew Moore
Name:	ANDREW MOORE
Title:	DULY AUTHORIZED SIGNATORY

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

GE CAPITAL BANK, formerly known as GE Capital Financial Inc.

By:	/s/ Paul Slect
Name:	Paul Slect
Title:	Duly Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Stone Tower CLO V Ltd.
By: Apollo Debt Advisors LLC, As its Collateral Manager

By:	/s/ Joe Moroney
Name:	Joe Moroney
Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Stone Tower CLO VI Ltd.
By: Apollo Debt Advisors LLC, as its Collateral Manager

By:	/s/ Joe Moroney
Name:	Joe Moroney
Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Stone Tower CLO VII Ltd.
By: Apollo Debt Advisors LLC, as its Collateral Manager

By:	/s/ Joe Moroney
Name:	Joe Moroney
Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Gulf Stream - Sextant CLO 2006-1, Ltd.
By: Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ Joe Moroney
Name:	Joe Moroney
Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Gulf Stream - Sextant CLO 2007-1, Ltd.
By: Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ Joe Moroney
Name:	Joe Moroney
Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

RAMPART CLO 2006-1 LTD.
By: Apollo Debt Advisors LLC, as its Collateral Manager

By:	/s/ Joe Moroney
Name:	Joe Moroney
Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

CORNERSTONE CLO LTD.
By: Apollo Debt Advisors LLC, as its Collateral Manager

By:	/s/ Joe Moroney
Name:	Joe Moroney
Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Gulf Stream - Compass CLO 2007, Ltd.
By: Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ Joe Moroney
Name:	Joe Moroney
Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Gulf Stream - Rashinban CLO 2006-I, Ltd.
By: Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ Joe Moroney
Name:	Joe Moroney
Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Apollo/Palmetto Loan Portfolio, L.P.
By: Apollo Credit Management II, L.P., its investment manager

By: Apollo Credit Management II GP, LLC, its general partner

By:	/s/ Joe Moroney
Name:	Joe Moroney
Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Apollo/Palmetto Short-Maturity Loan Portfolio, L.P.
By: Apollo Credit Advisors III, L.P., its general manager

By:	/s/ Joe Moroney
Name:	Joe Moroney
Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

ALM VII (R) -2, Ltd.
By: Apollo Credit Management (CLO), LLC, as Collateral Manager

By:	/s/ Joe Moroney
Name:	Joe Moroney
Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

ALM VII, Ltd.
By: Apollo Credit Management (CLO), LLC, as Collateral Manager

By:	/s/ Joe Moroney
Name:	Joe Moroney
Title:	Vice President

For any Lender requiring a second signature line:

By:
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Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

ALM XIV, Ltd.
By: Apollo Credit Management (CLO), LLC, as its collateral manager

By:	/s/ Joe Moroney
Name:	Joe Moroney
Title:	Vice President

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By:
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Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

ALM V, Ltd.
By: Apollo Credit Management (CLO), LLC, as Collateral Manager

By:	/s/ Joe Moroney
Name:	Joe Moroney
Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

ALM VI, Ltd.
By: Apollo Credit Management (CLO), LLC, as Collateral Manager

By:	/s/ Joe Moroney
Name:	Joe Moroney
Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

ALM VII (R), Ltd.
By: Apollo Credit Management (CLO), LLC, as Collateral Manager

By:	/s/ Joe Moroney
Name:	Joe Moroney
Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

ALM IV, Ltd.
By: Apollo Credit Management (CLO), LLC, As Collateral Manager

By:	/s/ Joe Moroney
Name:	Joe Moroney
Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

ABCLO 2007-1, Ltd.
By: AllianceBernstein L.P.

By:	/s/ Janegail Orringer
Name:	Janegail Orringer
Title:	Senior Vice President

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By:
Name:
Title:

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SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

CIFC Funding 2014-IV, Ltd
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
Name:	Robert Ranocchia
Title:

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By:
Name:
Title:

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SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

KKR FINANCIAL CLO 2007-1, LTD.

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:

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By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

PPF Nominee 1 B.V.
By: Ares Management Limited, its Portfolio Manager

By:	/s/ John Eanes
Name:	John Eanes
Title:

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By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Renaissance Floating Rate Income Fund
By: Ares Capital Management II LLC, as Portfolio Sub-Advisor

By:	/s/ John Eanes
Name:	John Eanes
Title:

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By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

SEI INSTITUTIONAL INVESTMENTS TRUST - OPPORTUNISTIC INCOME FUND
By: ARES MANAGEMENT LLC, AS PORTFOLIO MANAGER

By:	/s/ John Eanes
Name:	John Eanes
Title:

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

CONFLUENT 2 LIMITED
By: Ares Private Account Management I, L.P., as Sub-Manager

By: Ares Private Account Management I GP, LLC, its General Partner

By:	/s/ John Eanes
Name:	John Eanes
Title:

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By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

ENHANCED LOAN INVESTMENT STRATEGY
By: Ares Management Limited, its Investment Manager

By:	/s/ John Eanes
Name:	John Eanes
Title:

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

ONTARIO PUBLIC SERVICE EMPLOYEES UNION PENSION PLAN TRUST FUND
By : AELIS X Management, L.P., its investment counsel
By : AELIS X Management GP, LLC, its general partner

By:	/s/ John Eanes
Name:	John Eanes
Title:

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Ares NF CLO XV Ltd
By: Ares NF CLO XV Management, L.P., its collateral manager
By: Ares NF CLO XV Management LLC, its general partner

By:	/s/ John Eanes
Name:	John Eanes
Title:

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Ares Senior Loan Trust
By: Ares Senior Loan Trust Management, L.P., Its Investment Adviser
By: Ares Senior Loan Trust Management, LLC, Its General Partner

By:	/s/ John Eanes
Name:	John Eanes
Title:

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Ares XXXI CLO Ltd.
By: Ares CLO Management XXXI, L.P., its Portfolio Manager
By: Ares Management LLC, its General Partner

By:	/s/ John Eanes
Name:	John Eanes
Title:

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Ares XXXI-B CLO Ltd.
By: Ares CLO Management XXXI, L.P., its Portfolio Manager

By:	/s/ John Eanes
Name:	John Eanes
Title:

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Ares NF CLO XIV Ltd
By: Ares NF CLO XIV Management, L.P., its collateral manager
By: Ares NF CLO XIV Management LLC, its general partner

By:	/s/ John Eanes
Name:	John Eanes
Title:

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

ARES XXVI CLO LTD.
By: Ares CLO Management XXVI, L.P., its Collateral Manager
By: Ares CLO GP XXVI, LLC, its General Partner

By:	/s/ John Eanes
Name:	John Eanes
Title:

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

ARES XXVII CLO LTD.
By: Ares CLO Management XXVII, L.P., its Asset Manager
By: Ares CLO GP XXVII, LLC, its General Partner

By:	/s/ John Eanes
Name:	John Eanes
Title:

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

ARES XXX CLO LTD.
By: Ares CLO Management XXX, L.P., its Asset Manager
By: Ares CLO GP XXX, LLC, its General Partner

By:	/s/ John Eanes
Name:	John Eanes
Title:

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

ARES XXIII CLO LTD.
By: ARES CLO MANAGEMENT XXIII, L.P., ITS ASSET MANAGER
BY: ARES CLO GP XXIII, LLC, ITS GENERAL PARTNER

By:	/s/ John Eanes
Name:	John Eanes
Title:

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

ARES XXIV CLO LTD.
By: ARES CLO MANAGEMENT XXIV, L.P., ITS ASSET MANAGER
BY: ARES CLO GP XXIV, LLC, ITS GENERAL PARTNER

By:	/s/ John Eanes
Name:	John Eanes
Title:

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

ARES XXIX CLO LTD.
By: Ares CLO Management XXIX, L.P., its Asset Manager
By: Ares CLO GP XXIX, LLC, its General Partner

By:	/s/ John Eanes
Name:	John Eanes
Title:

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

ARES XXV CLO LTD.
By: Ares CLO Management XXV, L.P., its Asset Manager
By: Ares CLO GP XXV, LLC, its General Partner

By:	/s/ John Eanes
Name:	John Eanes
Title:

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

ARES XII CLO LTD.
By: ARES CLO MANAGEMENT XII, L.P., ITS ASSET MANAGER
BY: ARES CLO GP XII, LLC, ITS GENERAL PARTNER

By:	/s/ John Eanes
Name:	John Eanes
Title:

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

ARES XXI CLO LTD.
By: ARES CLO MANAGEMENT XXI, L.P., ITS INVESTMENT MANAGER
BY: ARES CLO GP XXI, LLC, ITS GENERAL PARTNER

By:	/s/ John Eanes
Name:	John Eanes
Title:

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

ARES XXII CLO LTD.
By: ARES CLO MANAGEMENT XXII, L.P., ITS ASSET MANAGER
BY: ARES CLO GP XXII, LLC, ITS GENERAL PARTNER

By:	/s/ John Eanes
Name:	John Eanes
Title:

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

ARES ENHANCED LOAN INVESTMENT STRATEGY IX, L.P.
By: AELIS IX Management, LLC, its General Partner

By:	/s/ John Eanes
Name:	John Eanes
Title:

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

ARES IIIR/IVR CLO LTD.
By: ARES CLO MANAGEMENT IIIR/IVR, L.P., ITS ASSET MANAGER
BY: ARES CLO GP IIIR/IVR, LLC, ITS GENERAL PARTNER

By:	/s/ John Eanes
Name:	John Eanes
Title:

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

ARES XI CLO LTD.
By: ARES CLO MANAGEMENT XI, L.P., ITS ASSET MANAGER
By: ARES CLO GP XI, LLC, ITS GENERAL PARTNER

By:	/s/ John Eanes
Name:	John Eanes
Title:

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

ARES ENHANCED LOAN INVESTMENT STRATEGY IR LTD.
By: ARES ENHANCED LOAN MANAGEMENT IR, L.P., AS PORTFOLIO MANAGER
BY: ARES ENHANCED LOAN IR GP, LLC, ITS GENERAL PARTNER

By:	/s/ John Eanes
Name:	John Eanes
Title:

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

COMMUNITY INSURANCE COMPANY
By: ARES WLP MANAGEMENT, L.P., ITS INVESTMENT MANAGER
BY: ARES WLP MANAGEMENT GP, LLC, ITS GENERAL PARTNER

By:	/s/ John Eanes
Name:	John Eanes
Title:

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

WELLPOINT, INC.
By: ARES WLP MANAGEMENT L.P., ITS MANAGER
BY: ARES WLP MANAGEMENT GP LLC, ITS GENERAL PARTNER

By:	/s/ John Eanes
Name:	John Eanes
Title:

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Kingsland VII
By: Kingsland Capital Management, LLC as Manager

By:	/s/ Katherine Kim
Name:	Katherine Kim
Title:

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Teton Funding, LLC
By: SunTrust Bank, as Manager

By:	/s/ Joshua Lowe
Name:	Joshua Lowe
Title:

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

GoldenTree Loan Opportunities III, Ltd.

By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name:	Karen Weber
Title:

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

GoldenTree Loan Opportunities IV, Ltd.

By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name:	Karen Weber
Title:

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

GoldenTree Loan Opportunities V, Ltd.

By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name:	Karen Weber
Title:

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Western Asset Floating Rate High Income Fund, LLC
By: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Justin Lau
Name:	Justin Lau
Title:	Bank Loan Specialist

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Western Asset U.S. Bank Loan (Offshore) Fund

By:	/s/ Justin Lau
Name:	Justin Lau
Title:	Bank Loan Specialist

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

John Hancock Fund II Floating Rate Income Fund
By: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Justin Lau
Name:	Justin Lau
Title:	Bank Loan Specialist

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Octagon Paul Credit Fund Series I, Ltd.

By: Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Margaret Harvey
Name:	Margaret Harvey
Title:	Managing Director of Portfolio Administration

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Octagon Investment Partners XI, Ltd.

By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Margaret Harvey
Name:	Margaret B. Harvey
Title:	Managing Director of Portfolio Administration

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Octagon Investment Partners XII, Ltd.

By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Margaret Harvey
Name:	Margaret B. Harvey
Title:	Managing Director of Portfolio Administration

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Octagon Investment Partners IX, Ltd.

By: Octagon Credit Investors, LLC as Manager

By:	/s/ Margaret Harvey
Name:	Margaret B. Harvey
Title:	Managing Director of Portfolio Administration

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Octagon Investment Partners X, Ltd.

By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Margaret Harvey
Name:	Margaret B. Harvey
Title:	Managing Director of Portfolio Administration

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Hamlet II, Ltd.

By: Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Margaret Harvey
Name:	Margaret B. Harvey
Title:	Managing Director of Portfolio Administration

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Octagon Delaware Trust 2011

By: Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Margaret Harvey
Name:	Margaret B. Harvey
Title:	Managing Director of Portfolio Administration

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

G.A.S. (Cayman) Limited, as Trustee on behalf of Octagon Joint Credit Trust Series I (and not in its individual capacity)

By: Octagon Credit Investors, LLC, as Portfolio Manager

By:	/s/ Margaret Harvey
Name:	Margaret B. Harvey
Title:	Managing Director of Portfolio Administration

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Wasatch CLO Ltd
By: Invesco Senior Secured Management, Inc. as Portfolio Manager

By:	/s/ Phil Yarrow
Name:	Phil Yarrow
Title:	Authorized Individual

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

The City of New York Group Trust
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Phil Yarrow
Name:	Phil Yarrow
Title:	Authorized Individual

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Saratoga CLO I, Limited
By: Invesco Senior Secured Management, Inc. as Asset Manager

By:	/s/ Phil Yarrow
Name:	Phil Yarrow
Title:	Authorized Individual

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Nomad CLO Ltd
By: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Phil Yarrow
Name:	Phil Yarrow
Title:	Authorized Individual

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

QUALCOMM Global Trading Pte. Ltd.
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Phil Yarrow
Name:	Phil Yarrow
Title:	Authorized Individual

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Morgan Stanley Investment Management Croton, Ltd.
By: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Phil Yarrow
Name:	Phil Yarrow
Title:	Authorized Individual

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

National Union Fire Insurance Company Of Pittsburgh, Pa.
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Phil Yarrow
Name:	Phil Yarrow
Title:	Authorized Individual

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Nautique Funding Ltd
By: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Phil Yarrow
Name:	Phil Yarrow
Title:	Authorized Individual

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Marea CLO, Ltd.
By: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Phil Yarrow
Name:	Phil Yarrow
Title:	Authorized Individual

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

MSIM Peconic Bay, Ltd.
By: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Phil Yarrow
Name:	Phil Yarrow
Title:	Authorized Individual

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Lexington Insurance Company
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Phil Yarrow
Name:	Phil Yarrow
Title:	Authorized Individual

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Limerock CLO I
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Phil Yarrow
Name:	Phil Yarrow
Title:	Authorized Individual

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Limerock CLO II, Ltd.
By: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Phil Yarrow
Name:	Phil Yarrow
Title:	Authorized Individual

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Invesco Senior Income Trust
By: Invesco Senior Secured Management, Inc. as Sub-advisor

By:	/s/ Phil Yarrow
Name:	Phil Yarrow
Title:	Authorized Individual

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Invesco Zodiac Funds - Invesco US Senior Loan Fund
By: Invesco Management S.A. as Investment Manager

By:	/s/ Phil Yarrow
Name:	Phil Yarrow
Title:	Authorized Individual

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Invesco Senior Loan Fund
By: Invesco Senior Secured Management, Inc. as Sub-advisor

By:	/s/ Phil Yarrow
Name:	Phil Yarrow
Title:	Authorized Individual

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Hudson Canyon Funding II, Ltd.
By: Invesco Senior Secured Management, Inc. as Collateral Manager and Attorney in Fact

By:	/s/ Phil Yarrow
Name:	Phil Yarrow
Title:	Authorized Individual

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Diversified Credit Portfolio Ltd.
By: Invesco Senior Secured Management, Inc. as Investment Adviser

By:	/s/ Phil Yarrow
Name:	Phil Yarrow
Title:	Authorized Individual

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Invesco Floating Rate Fund
By: Invesco Senior Secured Management, Inc. as Sub-Adviser

By:	/s/ Phil Yarrow
Name:	Phil Yarrow
Title:	Authorized Individual

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Avalon IV Capital, Ltd.
By: Invesco Senior Secured Management, Inc. as Asset Manager

By:	/s/ Phil Yarrow
Name:	Phil Yarrow
Title:	Authorized Individual

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Belhurst CLO Ltd.
By: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Phil Yarrow
Name:	Phil Yarrow
Title:	Authorized Individual

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

CONFLUENT 3 LIMITED
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Phil Yarrow
Name:	Phil Yarrow
Title:	Authorized Individual

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

American General Life Insurance Company
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Phil Yarrow
Name:	Phil Yarrow
Title:	Authorized Individual

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

American Home Assurance Company
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Phil Yarrow
Name:	Phil Yarrow
Title:	Authorized Individual

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Kaiser Permanente Group Trust
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Phil Yarrow
Name:	Phil Yarrow
Title:	Authorized Individual

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Kaiser Foundation Hospitals
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Phil Yarrow
Name:	Phil Yarrow
Title:	Authorized Individual

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Race Point V CLO, Limited
By: Sankaty Advisors LLC, as Portfolio Manager

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Sr. Vice President of Operations

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Race Point VI CLO, Limited
By: Sankaty Advisors, LLC, as Portfolio Manager

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Sr. Vice President of Operations

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Race Point VII CLO, Limited
By: Sankaty Advisors, LLC as Portfolio Manager

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Sr. Vice President of Operations

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Race Point III CLO Limited
By: Sankaty Advisors, LLC as Collateral Manager

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Sr. Vice President of Operations

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Race Point IV CLO Ltd.
By: Sankaty Advisors, LLC as Asset Manager

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Sr. Vice President of Operations

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Virtus Senior Floating Rate Fund

By:	/s/ Kyle Jennings
Name:	Kyle Jennings
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Dunham Floating Rate Bond Fund

By:	/s/ Kyle Jennings
Name:	Kyle Jennings
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Virtus Multi-Sector Short Term Bond Fund

By:	/s/ Kyle Jennings
Name:	Kyle Jennings
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

First Trust Senior Floating Rate Income Fund II
By: First Trust Advisors L.P., its Investment manager

By:	/s/ Scott Fries
Name:	Scott Fries
Title:	Senior Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

United HealthCare Insurance Company
By: GSO Capital Advisors II LLC as Manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Marine Park CLO Ltd.
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Musashi Secured Credit Fund Ltd.

By: GSO Capital Advisors LLC, as Manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Sheridan Square CLO, Ltd.
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Tryon Park CLO Ltd.
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Finn Square CLO, Ltd.
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Gale Force 3 CLO, Ltd.
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Gramercy Park CLO Ltd.
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

GSO JUPITER LOAN TRUST
By: GSO Capital Advisors LLC, As its Investment Advisor

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Blackstone / GSO Secured Trust Ltd.
By: GSO / Blackstone Debt Funds Management LLC as Investment Manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Callidus Debt Partners CLO Fund VI, Ltd.
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Central Park CLO, Ltd.
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Adirondack Park CLO Ltd.
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

AMMC CLO IX, LIMITED
By: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

AMMC CLO X, LIMITED
By: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

AMMC CLO XI, LIMITED
By: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
Title:	Senior Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

AMMC CLO IV, LIMITED
By: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
Title:	Senior Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Schiller Park CLO Ltd.
By: Deerfield Capital Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
Name:	Robert Ranocchia
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Hewett’s Island CLO VI, Ltd.
By: CypressTree Investment Management, LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
Name:	Robert Ranocchia
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Navigator CDO 2006, Ltd.
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
Name:	Robert Ranocchia
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Primus CLO II, Ltd.
By: CypressTree Investment Management, LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
Name:	Robert Ranocchia
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Columbus Nova CLO Ltd. 2007-I
By: Columbus Nova Credit Investments Management, LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
Name:	Robert Ranocchia
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Hewett’s Island CLO V, Ltd.
By: CypressTree Investment Management, LLC., its Collateral Manager

By:	/s/ Robert Ranocchia
Name:	Robert Ranocchia
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Columbus Nova CLO IV Ltd. 2007-II
By: Columbus Nova Credit Investments Management, LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
Name:	Robert Ranocchia
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Columbus Nova CLO Ltd. 2006-I
By: Columbus Nova Credit Investments Management, LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
Name:	Robert Ranocchia
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Columbus Nova CLO Ltd. 2006-II
By: Columbus Nova Credit Investments Management, LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
Name:	Robert Ranocchia
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

CIFC Funding 2012-II, Ltd.
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
Name:	Robert Ranocchia
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

CIFC Funding 2012-III, Ltd.
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
Name:	Robert Ranocchia
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

CIFC Funding 2013-II, Ltd.
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
Name:	Robert Ranocchia
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

CIFC Funding 2013-IV, Ltd.
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
Name:	Robert Ranocchia
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

CIFC Funding 2007-II, Ltd.
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
Name:	Robert Ranocchia
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

CIFC Funding 2007-III, Ltd.
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
Name:	Robert Ranocchia
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

CIFC Funding 2011-I, Ltd.
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
Name:	Robert Ranocchia
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

CIFC Funding 2012-I, Ltd.
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
Name:	Robert Ranocchia
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

CIFC Funding 2006-I, Ltd.
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
Name:	Robert Ranocchia
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

CIFC Funding 2006-IB, Ltd.
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
Name:	Robert Ranocchia
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

CIFC Funding 2006-II, Ltd.
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
Name:	Robert Ranocchia
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

CIFC Funding 2007-I, Ltd.
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
Name:	Robert Ranocchia
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Bridgeport CLO II Ltd.
By: Deerfield Capital Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
Name:	Robert Ranocchia
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Bridgeport CLO Ltd.
By: Deerfield Capital Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
Name:	Robert Ranocchia
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Burr Ridge CLO Plus Ltd.
By: Deerfield Capital Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
Name:	Robert Ranocchia
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Westchester CLO, Ltd.
By: Highland Capital Management, L.P. As Collateral Manager

By:	/s/ Carter Chism
Name:	Carter Chism
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Red River CLO, Ltd.
By: Highland Capital Management, L.P. As Collateral Manager

By:	/s/ Carter Chism
Name:	Carter Chism
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Rockwall CDO II Ltd.
By: Highland Capital Management, L.P. As Collateral Manager

By:	/s/ Carter Chism
Name:	Carter Chism
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Rockwall CDO Ltd.
By: Highland Capital Management, L.P. As Collateral Manager

By:	/s/ Carter Chism
Name:	Carter Chism
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Stratford CLO, Ltd.
By: Highland Capital Management, L.P. As Collateral Manager

By:	/s/ Carter Chism
Name:	Carter Chism
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Hewett’s Island CLO I-R, Ltd.
By: Acis Capital Management, LP, its Collateral Manager
By: Acis Capital Management GP, LLC, its general partner

By:	/s/ Carter Chism
Name:	Carter Chism
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Liberty CLO, Ltd.
By: Highland Capital Management L.P., As Collateral Manager

By:	/s/ Carter Chism
Name:	Carter Chism
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Gleneagles CLO Ltd.
By: Highland Capital Management L.P., As Collateral Manager

By:	/s/ Carter Chism
Name:	Carter Chism
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Grayson CLO, Ltd.
By: Highland Capital Management L.P., As Collateral Manager

By:	/s/ Carter Chism
Name:	Carter Chism
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Greenbriar CLO, Ltd.
By: Highland Capital Management L.P., As Collateral Manager

By:	/s/ Carter Chism
Name:	Carter Chism
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Aberdeen Loan Funding, Ltd.
By: Highland Capital Management L.P., As Collateral Manager

By:	/s/ Carter Chism
Name:	Carter Chism
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

ACIS CLO 2014, Ltd.
By: Acis Capital Management, LP, its Collateral Manager
By: Acis Capital Management GP, LLC, its general partner

By:	/s/ Carter Chism
Name:	Carter Chism
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

ACIS CLO 2014-4, Ltd.

By:	/s/ Carter Chism
Name:	Carter Chism
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Brentwood CLO, Ltd.
By: Highland Capital Management L.P., As Collateral Manager

By:	/s/ Carter Chism
Name:	Carter Chism
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Eastland CLO, Ltd.
By: Highland Capital Management L.P., As Collateral Manager

By:	/s/ Carter Chism
Name:	Carter Chism
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

ACIS CLO 2013-2 LTD
By: Highland Capital Management L.P., As Collateral Manager

By:	/s/ Carter Chism
Name:	Carter Chism
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

ACIS CLO 2014-3, Ltd.
By: Highland Capital Management L.P., As Collateral Manager

By:	/s/ Carter Chism
Name:	Carter Chism
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Carlyle Arnage CLO, Ltd.

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Mountain Capital CLO V Ltd.

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Mountain Capital CLO VI Ltd.

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Carlyle Veyron CLO, Ltd.

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Foothill CLO I, Ltd.

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Carlyle High Yield Partners VIII, Ltd.

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Carlyle High Yield Partners X, Ltd.

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Carlyle McLaren CLO, Ltd.

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Carlyle Global Market Strategies CLO 2013-2, Ltd.

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Carlyle Global Market Strategies CLO 2014-1, Ltd.

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Carlyle Global Market Strategies CLO 2014-2, Ltd.

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Carlyle High Yield Partners IX, Ltd.

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Carlyle Global Market Strategies CLO 2012-4, Ltd.

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Carlyle Global Market Strategies CLO 2013-1, Ltd.

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Carlyle Global Market Strategies CLO 2012-1, Ltd.

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Carlyle Global Market Strategies CLO 2012-2, Ltd.

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Carlyle Global Market Strategies CLO 2012-3, Ltd.

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Carlyle Daytona CLO, Ltd.

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Carlyle Global Market Strategies CLO 2011-1, Ltd.

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Venture XI CLO, Limited
By: its investment advisor, MJX Asset Management, LLC

By:	/s/ Kenneth Ostmann
Name:	Kenneth Ostmann
Title:	Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Venture XVII CLO Limited
By: its investment advisor, MJX Asset Management, LLC

By:	/s/ Kenneth Ostmann
Name:	Kenneth Ostmann
Title:	Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Venture VI CLO Limited
By: its investment advisor, MJX Asset Management, LLC

By:	/s/ Kenneth Ostmann
Name:	Kenneth Ostmann
Title:	Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Venture VII CLO Limited
By: its investment advisor, MJX Asset Management, LLC

By:	/s/ Kenneth Ostmann
Name:	Kenneth Ostmann
Title:	Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Venture VIII CLO Limited
By: its investment advisor, MJX Asset Management, LLC

By:	/s/ Kenneth Ostmann
Name:	Kenneth Ostmann
Title:	Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Venture X CLO, Limited

By:	/s/ Kenneth Ostmann
Name:	Kenneth Ostmann
Title:	Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Venture IX CLO, Limited
By: its investment advisor, MJX Asset Management, LLC

By:	/s/ Kenneth Ostmann
Name:	Kenneth Ostmann
Title:	Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Venture V CLO Limited
By: its investment advisor, MJX Asset Management, LLC

By:	/s/ Kenneth Ostmann
Name:	Kenneth Ostmann
Title:	Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Venture XII CLO, Limited
By: its investment advisor, MJX Asset Management, LLC

By:	/s/ Kenneth Ostmann
Name:	Kenneth Ostmann
Title:	Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Venture XV CLO, Limited
By: its investment advisor, MJX Asset Management, LLC

By:	/s/ Kenneth Ostmann
Name:	Kenneth Ostmann
Title:	Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

DENALI CAPITAL CLO X, LTD.
By: DC Funding Partners LLC, portfolio manager (or as applicable collateral manager) for DENALI CAPITAL CLO X, LTD.

By:	/s/ Kelli C. Marti
Name:	Kelli Marti
Title:	Senior Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Spring Road CLO 2007-1, LTD.
By: DC Funding Partners LLC, portfolio manager (or as applicable collateral manager) for Spring Road CLO 2007-1, LTD.

By:	/s/ Kelli C. Marti
Name:	Kelli Marti
Title:	Senior Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

DENALI CAPITAL CLO VII, LTD.
By: DC Funding Partners LLC, portfolio manager (or as applicable collateral manager) for DENALI CAPITAL CLO VII, LTD.

By:	/s/ Kelli C. Marti
Name:	Kelli Marti
Title:	Senior Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

DENALI CAPITAL CLO V, LTD.
By: DC Funding Partners LLC, portfolio manager (or as applicable collateral manager) for DENALI CAPITAL CLO V, LTD.

By:	/s/ Kelli C. Marti
Name:	Kelli Marti
Title:	Senior Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

DENALI CAPITAL CLO VI, LTD.
By: DC Funding Partners LLC, portfolio manager (or as applicable collateral manager) for DENALI CAPITAL CLO VI, LTD.

By:	/s/ Kelli C. Marti
Name:	Kelli Marti
Title:	Senior Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Voya CLO IV, Ltd.
By: Voya Alternative Asset Management
LLC, as its investment manager

By:	/s/ Michel Prince
Name:	Michel Prince
Title:	Senior Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Voya CLO V, Ltd.
By: Voya Alternative Asset Management
LLC, as its investment manager

By:	/s/ Michel Prince
Name:	Michel Prince
Title:	Senior Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Voya Floating Rate Fund
By: Voya Alternative Asset Management
LLC, as its investment manager

By:	/s/ Michel Prince
Name:	Michel Prince
Title:	Senior Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Voya CLO II, Ltd.
By: Voya Alternative Asset Management
LLC, as its investment manager

By:	/s/ Michel Prince
Name:	Michel Prince
Title:	Senior Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Voya CLO III, Ltd.
By: Voya Alternative Asset Management
LLC, as its investment manager

By:	/s/ Michel Prince
Name:	Michel Prince
Title:	Senior Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Voya CLO 2013-1, Ltd.
By: Voya Alternative Asset Management
LLC, as its investment manager

By:	/s/ Michel Prince
Name:	Michel Prince
Title:	Senior Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Voya CLO 2011-1, Ltd.
By: Voya Alternative Asset Management
LLC, as its portfolio manager

By:	/s/ Michel Prince
Name:	Michel Prince
Title:	Senior Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Voya CLO 2012-2, Ltd.
By: Voya Alternative Asset Management
LLC, as its investment manager

By:	/s/ Michel Prince
Name:	Michel Prince
Title:	Senior Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Voya CLO 2012-3, Ltd.
By: Voya Alternative Asset Management
LLC, as its investment manager

By:	/s/ Michel Prince
Name:	Michel Prince
Title:	Senior Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Voya CLO 2012-4, Ltd.
By: Voya Alternative Asset Management
LLC, as its investment manager

By:	/s/ Michel Prince
Name:	Michel Prince
Title:	Senior Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Phoenix CLO I, Ltd.
By: Voya Alternative Asset Management
LLC, as its investment manager

By:	/s/ Michel Prince
Name:	Michel Prince
Title:	Senior Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Phoenix CLO II, Ltd.
By: Voya Alternative Asset Management
LLC, as its investment manager

By:	/s/ Michel Prince
Name:	Michel Prince
Title:	Senior Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Phoenix CLO III, Ltd.
By: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Michel Prince
Name:	Michel Prince
Title:	Senior Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

California Public Employees’ Retirement System
By: Voya Investment Management Co. LLC, as its investment manager

By:	/s/ Michel Prince
Name:	Michel Prince
Title:	Senior Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

ING (L) Flex - Senior Loans
By: Voya Investment Management Co. LLC, as its investment manager

By:	/s/ Michel Prince
Name:	Michel Prince
Title:	Senior Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

ISL Loan Trust
By: Voya Investment Management Co. LLC, as its investment manager

By:	/s/ Michel Prince
Name:	Michel Prince
Title:	Senior Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

IBM Personal Pension Plan Trust
By: Voya Investment Management Co. LLC, as its investment manager

By:	/s/ Michel Prince
Name:	Michel Prince
Title:	Senior Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

New Mexico State Investment Council
By: Voya Investment Management Co. LLC, as its investment manager

By:	/s/ Michel Prince
Name:	Michel Prince
Title:	Senior Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

VALIDUS REINSURANCE LTD
By: PineBridge Investments LLC Its Investment Manager

By:	/s/ Steven Oh
Name:	Steven Oh
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Galaxy VIII CLO, LTD
By: PineBridge Investments LLC Its Collateral Manager

By:	/s/ Steven Oh
Name:	Steven Oh
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Galaxy XI CLO, Ltd.
By: PineBridge Investments LLC As Collateral Manager

By:	/s/ Steven Oh
Name:	Steven Oh
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Saturn CLO, Ltd.
By: PineBridge Investments LLC Its Collateral Manager

By:	/s/ Steven Oh
Name:	Steven Oh
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Galaxy VI CLO, LTD
By: PineBridge Investments LLC Its Collateral Manager

By:	/s/ Steven Oh
Name:	Steven Oh
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Galaxy VII CLO, LTD
By: PineBridge Investments LLC Its Collateral Manager

By:	/s/ Steven Oh
Name:	Steven Oh
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Symphony CLO VIII, Limited Partnership
By: Symphony Asset Management LLC

By:	/s/ Scott Caraher
Name:	Scott Caraher
Title:	Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Symphony CLO VIII, Limited Partnership
By: Symphony Asset Management LLC

By:	/s/ Scott Caraher
Name:	Scott Caraher
Title:	Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Symphony CLO X, Ltd
By: Symphony Asset Management LLC

By:	/s/ Scott Caraher
Name:	Scott Caraher
Title:	Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Symphony CLO IV LTD
By: Symphony Asset Management LLC

By:	/s/ Scott Caraher
Name:	Scott Caraher
Title:	Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Symphony CLO IX, Limited Partnership
By: Symphony Asset Management LLC

By:	/s/ Scott Caraher
Name:	Scott Caraher
Title:	Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Symphony CLO VII, LTD
By: Symphony Asset Management LLC

By:	/s/ Scott Caraher
Name:	Scott Caraher
Title:	Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

The Hartford Short Duration Fund
By: Wellington Management Company, LLP as its Investment Advisor

By:	/s/ Donna Sirianni
Name:	Donna Sirianni
Title:	Assistant Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

The Hartford Floating Rate Fund
By: Wellington Management Company, LLP as its Investment Advisor

By:	/s/ Donna Sirianni
Name:	Donna Sirianni
Title:	Assistant Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Nob Hill CLO Limited

By:	/s/ Kyle Jennings
Name:	Kyle Jennings
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

WG HORIZONS CLO I
By: West Gate Horizons Advisors LLC, as Investment Manager

By:	/s/ J. Joy Jacob
Name:	J. Joy Jacob
Title:	Senior Credit Analyst

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

OCEAN TRAILS CLO I
By: West Gate Horizons Advisors LLC, as Investment Manager

By:	/s/ J. Joy Jacob
Name:	J. Joy Jacob
Title:	Senior Credit Analyst

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

OCEAN TRAILS CLO II
By: West Gate Horizons Advisors LLC, as Investment Manager

By:	/s/ J. Joy Jacob
Name:	J. Joy Jacob
Title:	Senior Credit Analyst

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Stoney Lane Funding I, Ltd.
By: HillMark Capital Management, L.P., as Collateral Manager, as Lender

By:	/s/ Mark Gold
Name:	Mark Gold
Title:	CEO

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

NewMark Capital Funding 2014-2 CLO Ltd
By: NewMark Capital LLC, its Collateral Manager

By:	/s/ Mark Gold
Name:	Mark Gold
Title:	CEO

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

HillMark Funding, Ltd.
By: HillMark Capital Management, L.P., as Collateral Manager, as Lender

By:	/s/ Mark Gold
Name:	Mark Gold
Title:	CEO

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

NewMark Capital Funding 2013-1 CLO Ltd.
By: NewMark Capital LLC, its Collateral Manager

By:	/s/ Mark Gold
Name:	Mark Gold
Title:	CEO

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Trimaran CLO VII Ltd.
By: Trimaran Advisors, L.L.C.

By:	/s/ Daniel Gilligan
Name:	Daniel Gilligan
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Catamaran CLO 2014-2 Ltd.

By:	/s/ Daniel Gilligan
Name:	Daniel Gilligan
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Katonah X CLO Ltd.

By:	/s/ Daniel Gilligan
Name:	Daniel Gilligan
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Trimaran CLO V Ltd.
By: Trimaran Advisors, L.L.C.

By:	/s/ Daniel Gilligan
Name:	Daniel Gilligan
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Trimaran CLO VI Ltd.
By: Trimaran Advisors, L.L.C.

By:	/s/ Daniel Gilligan
Name:	Daniel Gilligan
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Catamaran CLO 2014-1 Ltd.
By: Trimaran Advisors, L.L.C.

By:	/s/ Daniel Gilligan
Name:	Daniel Gilligan
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

East West Bank

By:	/s/ Andrew Maria
Name:	Andrew Maria
Title:	Senior Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

RiverSource Life Insurance Company

By:	/s/ Steven B. Staver
Name:	Steven B. Staver
Title:	Assistant Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Columbia Floating Rate Fund, a series of Columbia Funds Series Trust II

By:	/s/ Steven B. Staver
Name:	Steven B. Staver
Title:	Assistant Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Columbia Strategic Income Fund, a series of Columbia Funds Series Trust I

By:	/s/ Steven B. Staver
Name:	Steven B. Staver
Title:	Assistant Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Columbia Variable Portfolio - Strategic Income Fund, a series of Columbia Funds Variable Insurance Trust

By:	/s/ Steven B. Staver
Name:	Steven B. Staver
Title:	Assistant Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Centurioin CDO 9 Limited
By: Columbia Management Investment Advisors, LLC As Collateral Manager

By:	/s/ Steven B. Staver
Name:	Steven B. Staver
Title:	Assistant Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Cent CDO 14 Limited
By: Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Steven B. Staver
Name:	Steven B. Staver
Title:	Assistant Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Cent CDO 15 Limited
By: Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Steven B. Staver
Name:	Steven B. Staver
Title:	Assistant Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Cent CDO XI Limited
By: Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Steven B. Staver
Name:	Steven B. Staver
Title:	Assistant Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Cent CDO 10 Limited
By: Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Steven B. Staver
Name:	Steven B. Staver
Title:	Assistant Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Cent CDO 12 Limited
By: Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Steven B. Staver
Name:	Steven B. Staver
Title:	Assistant Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Figueroa CLO 2013-1, Ltd.
By: TCW Asset Management Company as Investment Manager

By:	/s/ Nora Estrella
Name:	Nora Estrella
Title:	Sr. Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Black Diamond CLO 2005-2 Ltd.
By: Black Diamond CLO 2005-2 Adviser, L.L.C. As its Collateral Manager

By:	/s/ Stephen H. Deckoff
Name:	Stephen H. Deckoff
Title:	Managing Principal

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Black Diamond CLO 2006-1 (Cayman) LTD.
By: Black Diamond CLO 2006-1 Adviser, L.L.C. As its Collateral Manager

By:	/s/ Stephen H. Deckoff
Name:	Stephen H. Deckoff
Title:	Managing Principal

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

GSC Group CDO Fund VIII, Limited
By: GSC Group CDO Fund VIII, Limited
By: GSC Acquisition Holdings, L.L.C. As its Collateral Manager
By: GSC MANAGER, LLC, in its capacity as Manager
By: BLACK DIAMOND CAPITAL MANAGEMENT, L.L.C., in its capacity as Member

By:	/s/ Stephen H. Deckoff
Name:	Stephen H. Deckoff
Title:	Managing Principal

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Black Diamond CLO 2005-1 Ltd.
By: Black Diamond CLO 2005-1 LTD.
By: Black Diamond CLO 2005-1 Adviser, L.L.C. As its Collateral Manager

By:	/s/ Stephen H. Deckoff
Name:	Stephen H. Deckoff
Title:	Managing Principal

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Madison Park Funding XI, Ltd.
By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

MADISON PARK FUNDING XIV, LTD.
By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

STATE OF NEW MEXICO STATE INVESTMENT COUNCIL
By: authority delegated to the New Mexico
State Investment Office
By: Credit Suisse Asset Management, LLC, its investment manager

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

MADISON PARK FUNDING V, LTD.
By: Credit Suisse Asset Management, LLC, as collateral manager

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

MADISON PARK FUNDING VI, LTD.
By: Credit Suisse Asset Management, LLC, as collateral manager

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

MADISON PARK FUNDING VII, LTD.
By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

MADISON PARK FUNDING II, LTD.
By: Credit Suisse Asset Management, LLC, as collateral manager

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

MADISON PARK FUNDING III, LTD.
By: Credit Suisse Asset Management, LLC, as collateral manager

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

MADISON PARK FUNDING IV, LTD.
By: Credit Suisse Asset Management, LLC, as collateral manager

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Credit Suisse Floating Rate Trust
By: Credit Suisse Asset Management, LLC, as its investment manager

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

CREDIT SUISSE STRATEGIC INCOME FUND
By: Credit Suisse Asset Management, LLC, as investment advisor

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

HYFI LOAN FUND
By: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

ATRIUM V
By: Credit Suisse Asset Management, LLC, as collateral manager

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

ATRIUM VII
By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

CASTLE GARDEN FUNDING

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

THE CITY OF NEW YORK GROUP TRUST
By: Credit Suisse Asset Management, LLC, as its manager

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Pioneer Diversified High Income Trust
By: Pioneer Investment Management, Inc. As its advisor

By:	/s/ Margaret C. Begley
Name:	Margaret C. Begley
Title:	Secretary and Associate General Counsel

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Pioneer Floating Rate Trust
By: Pioneer Investment Management, Inc. As its advisor

By:	/s/ Margaret C. Begley
Name:	Margaret C. Begley
Title:	Secretary and Associate General Counsel

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

ICG US CLO 2014-2 Ltd.

By:	/s/ Seth Katzenstein
Name:	Seth Katzenstein
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

The Loomis Sayles Senior Loan Fund, LLC
By: Loomis, Sayles & Company, L.P., Its Managing Member
By: Loomis, Sayles & Company, Incorporated, Its General Partner

By:	/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President, Legal and Compliance Analyst

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Apostle Loomis Sayles Senior Loan Fund
By: Loomis, Sayles & Company, L.P., Its Investment Manager
By: Loomis, Sayles & Company, Incorporated, Its General Partner

By:	/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President, Legal and Compliance Analyst

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

CONFLUENT 4 LIMITED
By: Loomis, Sayles & Company, L.P., As Lender
By: Loomis, Sayles & Company, Incorporated, Its General Partner

By:	/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President, Legal and Compliance Analyst

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Apostle Loomis Sayles Credit Opportunities Fund
By: Loomis, Sayles & Company, L.P., Its Investment Manager
By: Loomis, Sayles & Company, Incorporated, Its General Partner

By:	/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President, Legal and Compliance Analyst

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

West CLO 2012-1 Ltd.

By:	/s/ Joanna Willars
Name:	Joanna Willars
Title:	Vice President, Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Shasta CLO I Ltd.
By: Its Investment Advisor, CVC Credit Partners, LLC on behalf of Resource Capital Asset Management (RCAM)

By:	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Sierra CLO II Ltd.
By: Its Investment Advisor, CVC Credit Partners, LLC on behalf of Resource Capital Asset Management (RCAM)

By:	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Apidos Cinco CDO
By: Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Apidos CLO XIX
By: Its Collateral Manager, CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

San Gabriel CLO I LTD
By: Its Investment Advisor, CVC Credit Partners, LLC on behalf of Resource Capital Asset Management (RCAM)

By:	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

APIDOS CLO XVII
By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

APIDOS CLO XVIII
By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

APIDOS QUATTRO CDO
By: Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

APIDOS CLO XIV
By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

APIDOS CLO XV
By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

APIDOS CLO XVI
By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

APIDOS CLO XI
By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

APIDOS CLO XII
By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

APIDOS CDO V
By: Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

APIDOS CLO IX
By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

APIDOS CLO X
By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

APIDOS CDO III
By: Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

APIDOS CDO IV
By: Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

ACA CLO 2007-1, LTD
By: Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

ACA CLO 2006-2, LTD
By: Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Cedar Funding IV CLO, Ltd.
By: AEGON USA Investment Management, LLC, as its Portfolio Manager

By:	/s/ Lisa Baltagi
Name:	Lisa Baltagi
Title:	Director

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Senior Debt Portfolio
By: Boston Management and Research as Investment Advisor

By:	/s/ Michael Botthof
Name:	Michael Botthof
Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

MET Investors Series Trust -Met/Eaton Vance Floating Rate Portfolio
By: Eaton Vance Management as Investment Sub-Advisor

By:	/s/ Michael Botthof
Name:	Michael Botthof
Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Pacific Life Funds-PL Floating Rate Loan Fund
By: Eaton Vance Management as Investment Sub-Advisor

By:	/s/ Michael Botthof
Name:	Michael Botthof
Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Pacific Select Fund PL Floating Rate Loan Portfolio
By: Eaton Vance Management as Investment Sub-Advisor

By:	/s/ Michael Botthof
Name:	Michael Botthof
Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Eaton Vance VT Floating-Rate Income Fund
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Botthof
Name:	Michael Botthof
Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Google Inc.
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Botthof
Name:	Michael Botthof
Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Grayson & Co
By: Boston Management and Research as Investment Advisor

By:	/s/ Michael Botthof
Name:	Michael Botthof
Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Eaton Vance Limited Duration Income Fund
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Botthof
Name:	Michael Botthof
Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Eaton Vance Senior Floating-Rate Trust
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Botthof
Name:	Michael Botthof
Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Eaton Vance Senior Income Trust
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Botthof
Name:	Michael Botthof
Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Eaton Vance Short Duration Diversified Income Fund
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Botthof
Name:	Michael Botthof
Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Eaton Vance CLO 2013-1 LTD.
By: Eaton Vance Management Portfolio Manager

By:	/s/ Michael Botthof
Name:	Michael Botthof
Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Eaton Vance Floating-Rate Income Trust
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Botthof
Name:	Michael Botthof
Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Eaton Vance Institutional Senior Loan Fund
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Botthof
Name:	Michael Botthof
Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Eaton Vance International (Cayman Islands) Floating-Rate Income Portfolio
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Botthof
Name:	Michael Botthof
Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Eaton Vance CDO VII PLC
By: Eaton Vance Management as Interim Investment Advisor

By:	/s/ Michael Botthof
Name:	Michael Botthof
Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Eaton Vance CDO VIII, Ltd.
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Botthof
Name:	Michael Botthof
Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Eaton Vance CDO X PLC
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Botthof
Name:	Michael Botthof
Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

AGF Floating Rate Income Fund
By: Eaton Vance Management as Portfolio Manager

By:	/s/ Michael Botthof
Name:	Michael Botthof
Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Columbia Funds Variable Series Trust II - Variable Portfolio - Eaton Vance Floating-Rate Income Fund
By: Eaton Vance Management as Investment Sub-Advisor

By:	/s/ Michael Botthof
Name:	Michael Botthof
Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Eaton Vance Bank Loan Fund A Series Trust of Multi Manager Global Investment Trust
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Botthof
Name:	Michael Botthof
Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Eaton Vance CDO IX Ltd.
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Botthof
Name:	Michael Botthof
Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

DaVinci Reinsurance Ltd.
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Botthof
Name:	Michael Botthof
Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Cedar Funding III CLO, Ltd.
By: AEGON USA Investment Management, LLC, as its Portfolio Manager

By:	/s/ Lisa Baltagi
Name:	Lisa Baltagi
Title:	Director

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Cedar Funding Ltd.

By: AEGON USA Investment Management, LLC

By:	/s/ Lisa Baltagi
Name:	Lisa Baltagi
Title:	Director

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Cedar Funding II CLO Ltd

By: AEGON USA Investment Management, LLC

By:	/s/ Lisa Baltagi
Name:	Lisa Baltagi
Title:	Director

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Kingsland III, Ltd.
By: Kingsland Capital Management, LLC, as Manager

By:	/s/ Katherine Kim
Name:	Katherine Kim
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Kingsland IV, Ltd.
By: Kingsland Capital Management, LLC, as Manager

By:	/s/ Katherine Kim
Name:	Katherine Kim
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Kingsland V, Ltd.
By: Kingsland Capital Management, LLC, as Manager

By:	/s/ Katherine Kim
Name:	Katherine Kim
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Kingsland II, Ltd.
By: Kingsland Capital Management, LLC, as Manager

By:	/s/ Katherine Kim
Name:	Katherine Kim
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Crown Point CLO II, Ltd.

By:	/s/ John J. D’Angelo
Name:	John J. D’Angelo
Title:	Sr. Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Halcyon Loan Advisors Funding 2013-1 LTD.

By:	/s/ David Martino
Name:	David Martino
Title:	Controller

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Halcyon Loan Advisors Funding 2013-2 LTD.

By:	/s/ David Martino
Name:	David Martino
Title:	Controller

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Halcyon Loan Advisors Funding 2014-2 LTD.
By: Halcyon Loan Advisors 2014-2 LLC as collateral manager

By:	/s/ Michael Janowitz
Name:	Michael Janowitz
Title:	CLO Analyst

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Halcyon Loan Investors CLO I, ltd.

By: Halcyon Loan Investors, L.P. As Collateral Manager

By:	/s/ David Martino
Name:	David Martino
Title:	Controller

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Bacchus U.S. 2006-1, Ltd.

By:	/s/ David Martino
Name:	David Martino
Title:	Controller

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Halcyon Loan Advisors Funding 2012-1 Ltd.
By: Halcyon Loan Advisors 2012-1 LLC as collateral manager

By:	/s/ David Martino
Name:	David Martino
Title:	Controller

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Halcyon Loan Advisors Funding 2012-2 Ltd.
By: Halcyon Loan Advisors 2012-2 LLC as collateral manager

By:	/s/ David Martino
Name:	David Martino
Title:	Controller

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Lime Street CLO, Ltd.

By:	/s/ Scott D’Orsi
Name:	Scott D’Orsi
Title:	Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Longfellow Place CLO, Ltd.

By:	/s/ Scott D’Orsi
Name:	Scott D’Orsi
Title:	Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Avery Street CLO, Ltd.

By:	/s/ Scott D’Orsi
Name:	Scott D’Orsi
Title:	Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Emerson Place CLO, Ltd.

By:	/s/ Scott D’Orsi
Name:	Scott D’Orsi
Title:	Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ Andrew Moore
Name:	ANDREW MOORE
Title:	DULY AUTHORIZED SIGNATORY

For any Lender requiring a second signature line:

By:
Name:
Title:

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SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Transamerica Floating Rate
BY: AEGON USA, as its Investment Advisor

By:	/s/ Jason Felderman
Name:	Jason Felderman
Title:	Co-Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

AIB Debt Management Ltd

By:	/s/ Donna Cleary
Name:	Donna Cleary
Title:	Vice President Investment Advisor to AIB Debt Management, Limited

For any Lender requiring a second signature line:

By:	/s/ Lauren Bourke
Name:	Lauren Bourke
Title:	Assistant Vice President
Investment Advisor to AIB Debt Management, Limited

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

AIMCO CLO, Series 2006-A

By:	/s/ Chris Goergen
Name:	Chris Goergen
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:	/s/ Michael T. Moran
Name:	Michael T. Moran
Title:	Authorized Signatory

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

The Bank of Nova Scotia

By:	/s/ Michelle Phillips
Name:	Michelle C. Phillips
Title:	Director & Execution Head

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Credit Industriel et Commercial

By:	/s/ Garry Weiss
Name:	Garry Weiss
Title:	Managing Director

For any Lender requiring a second signature line:

By:	/s/ Cliff Abramsky
Name:	Cliff Abramsky
Title:	Managing Director

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:	/s/ Christopher Day
Name:	Christopher Day
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:	/s/ Remy Riester
Name:	Remy Riester
Title:	Authorized Signatory

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

DNB Capital LLC

By:	/s/ Bjørn E. Hammerstad
Name:	Bjørn E. Hammerstad
Title:	Senior Vice President

For any Lender requiring a second signature line:

By:	/s/ Philip F. Kurpiewski
Name:	PHILIP F. KURPIEWSKI
Title:	SENIOR VICE PRESIDENT

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SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

FIRSTMERIT BANK, N.A.

By:	/s/ Laura C. Redinger
Name:	Laura C. Redinger
Title:	Senior Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Franklin CLO V, Ltd.

By:	/s/ David Ardini
Name:	David Ardini
Title:	Franklin Advisers, Inc. as Collateral Manager
Vice President

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By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Franklin Templeton Series II Funds - Franklin Floating Rate II Fund

By:	/s/ Madeline Lam
Name:	Madeline Lam
Title:	Asst. Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Franklin Floating Rate Master Trust - Franklin Floating Rate Master Series

By:	/s/ Madeline Lam
Name:	Madeline Lam
Title:	Asst. Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Franklin Templeton Limited Duration Income Trust

By:	/s/ Madeline Lam
Name:	Madeline Lam
Title:	Asst. Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Franklin Investors Securities Trust - Franklin Floating Rate Daily Access Fund

By:	/s/ Madeline Lam
Name:	Madeline Lam
Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Franklin Templeton Series II Funds - Franklin Upper Tier Floating Rate Fund

By:	/s/ Hague Van Dillen
Name:	Hague Van Dillen
Title:	Authorized Signer

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

GE CAPITAL BANK, formerly known as GE Capital Financial Inc.

By:	/s/ Paul Sleet
Name:	Paul Sleet
Title:	Duly Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

GOLDMAN SACHS BANK USA

By:	/s/ Michelle Latzoni
Name:	Michelle Latzoni
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Golub Capital Partners CLO 10, Ltd.
By: GC Advisors LLC, its agent

By:	/s/ Mike Loehrke
Name:	Mike Loehrke
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Golub Capital Partners CLO 11, Ltd.
By: GC Advisors LLC, its agent

By:	/s/ Mike Loehrke
Name:	Mike Loehrke
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

WhiteHorse III Ltd

By: WhiteHorse Capital Partners, L.P.
Title: Collateral Manager

By: WhiteRock Asset Advisors, LLC
Title: General Partner

By:	/s/ Jay Carvell
Name:	Jay Carvell
Title:	Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

WhiteHorse VI, Ltd.

By: H.I.G. WhiteHorse Capital, L.P.
As: Collateral Manager

By:	/s/ Jay Carvell
Name:	Jay Carvell
Title:	Authorized Officer

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Hartford Fire Insurance Company
By: Hartford Investment Management Company Its Agent and Attorney-in-Fact

By:	/s/ Todd J. Jorgensen
Name:	Todd J. Jorgensen
Title:	AVP/Leveraged Credit

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Hartford Fire Insurance Company
By: Hartford Investment Management Company - Agent and Attorney-in-Fact

By:	/s/ Todd J. Jorgensen
Name:	Todd J. Jorgensen
Title:	AVP/Leveraged Credit

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

AAM/HIMCO Short Duration Fund
By: Hartford Investment Management Company Its Advisor

By:	/s/ Todd J. Jorgensen
Name:	Todd J. Jorgensen
Title:	AVP/Leveraged Credit

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

HSBC Bank USA, National Association

By:	/s/ David A. Carroll
Name:	David A. Carroll
Title:	Senior Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Jefferies Group LLC

By:	/s/ William P. McCoughlin
Name:	William P. McCoughlin
Title:	SVP

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

JEFFERIES LEVERAGED CREDIT PRODUCTS, LLC

By:	/s/ Paul J. Loomis
Name:	Paul J. Loomis
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

JFIN CLO 2007 LTD

By: Jefferies Finance LLC, as Collateral Manager

By:	/s/ Stephen Goetschius
Name:	Stephen Goetschius
Title:	Managing Director

JFIN Fund IV 2014 LLC,

By:	/s/ Stephen Goetschius
Name:	Stephen Goetschius
Title:	Managing Director

JFIN CLO 2014-II LTD

By: Jefferies Finance LLC, as Portfolio Manager

By:	/s/ Stephen Goetschius
Name:	Stephen Goetschius
Title:	Managing Director

JFIN CLO 2012 LTD

By: Jefferies Finance LLC, as Portfolio Manager

By:	/s/ Stephen Goetschius
Name:	Stephen Goetschius
Title:	Portfolio Director

[Signature Page to Alere Sixth Amendment]

JFIN CLO 2013 LTD

By: Jefferies Finance LLC, as Portfolio Manager

By:	/s/ Stephen Goetschius
Name:	Stephen Goetschius
Title:	Portfolio Director

JFIN Fund III LLC

By:	/s/ Stephen Goetschius
Name:	Stephen Goetschius
Title:	Portfolio Director

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

JMP Credit Advisors CLO I LTD

By:	/s/ Ronald J Banks
Name:	Ronald J Banks
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

JMP Credit Advisors CLO II LTD

By:	/s/ Ronald J Banks
Name:	Ronald J Banks
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

LCM V, Ltd.
By: LCM Asset Management LLC As Collateral Manager

By:	/s/ Sophie A. Venon
Name:	LCM Asset Management LLC
Title:	Sophie A. Venon

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

LCM VI, Ltd.
By: LCM Asset Management LLC As Collateral Manager

By:	/s/ Sophie A. Venon
Name:	LCM Asset Management LLC
Title:	Sophie A. Venon

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

LCM IX Limited Partnership
By: LCM Asset Management LLC As Collateral Manager

By:	/s/ Sophie A. Venon
Name:	LCM Asset Management LLC
Title:	Sophie A. Venon

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

LCM X Limited Partnership
By: LCM Asset Management LLC As Collateral Manager

By:	/s/ Sophie A. Venon
Name:	LCM Asset Management LLC
Title:	Sophie A. Venon

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

LCM XI Limited Partnership
By: LCM Asset Management LLC As Collateral Manager

By:	/s/ Sophie A. Venon
Name:	LCM Asset Management LLC
Title:	Sophie A. Venon

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

LCM XII Limited Partnership
By: LCM Asset Management LLC As Collateral Manager

By:	/s/ Sophie A. Venon
Name:	LCM Asset Management LLC
Title:	Sophie A. Venon

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

LCM XIV Limited Partnership
By: LCM Asset Management LLC As Collateral Manager

By:	/s/ Sophie A. Venon
Name:	LCM Asset Management LLC
Title:	Sophie A. Venon

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

LCM XV Limited Partnership
By: LCM Asset Management LLC As Collateral Manager

By:	/s/ Sophie A. Venon
Name:	LCM Asset Management LLC
Title:	Sophie A. Venon

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Lincoln Benefit Life Company

By:	/s/ Fred A Sabetta
Name:	Fred A Sabetta
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

New York Life Insurance Company (Guaranteed Products)

By: MacKay Shields LLC, as Investment Adviser and not individually

By:	/s/ Dan Roberts
Name:	Dan Roberts
Title:	Executive Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

New York Life Insurance Company, GP - Portable Alpha

By: MacKay Shields LLC, as Investment Adviser and not individually

By:	/s/ Dan Roberts
Name:	Dan Roberts
Title:	Executive Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

JERSEY STREET CLO, LTD.,

By its Collateral Manager, Massachusetts Financial Services Company

By:	/s/ David Cobey
Name:	David Cobey
Title:	As authorized representative and not individually

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

MARLBOROUGH STREET CLO, LTD.,

By its Collateral Manager, Massachusetts Financial Services Company

By:	/s/ David Cobey
Name:	David Cobey
Title:	As authorized representative and not individually

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

MC Funding, Ltd

By: Monroe Capital Management, LLC, as Collateral Manager

By:	/s/ Matthew R. Lane
Name:	Matthew R. Lane
Title:	Director

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Gallatin CLO Ill 2007-1, LTD As Assignee
By: UrsaMine Credit Advisors, LLC as its Collateral Manager

By:	/s/ Niall D. Rosenzweig
Name:	Niall D. Rosenzweig
Title:	President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

OCP CLO 2012-1, Ltd.
By: Onex Credit Partners, LLC, as Portfolio Manager

By:	/s/ Paul Travers
Name:	Paul Travers
Title:	Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

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SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

OCP CLO 2012-2, Ltd.
By: Onex Credit Partners, LLC, as Collateral Manager

By:	/s/ Paul Travers
Name:	Paul Travers
Title:	Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

OCP CLO 2014-6, Ltd.
By: Onex Credit Partners, LLC, as Portfolio Manager

By:	/s/ Paul Travers
Name:	Paul Travers
Title:	Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

OFSI Fund III, Ltd.
By: Orchard First Source Capital, Inc.
Its: attorney in fact

By:	/s/ Maureen S. Ault
Name:	Maureen S. Ault
Title:	Director

For any Lender requiring a second signature line:

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Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

OFSI Fund VII, Ltd.
By: OFS Capital Management, LLC
Its: Collateral Manager

By:	/s/ Maureen S. Ault
Name:	Maureen S. Ault
Title:	Director

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

JNL/PPM America Floating Rate Income Fund, a series of the JNL Series Trust

By:	/s/ David C. Wagner
PPM America, Inc., as sub-adviser
Name:	David C. Wagner
Title:	Managing Director

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Name:
Title:

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SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

PPM GRAYHAWK CLO, LTD.

By:	/s/ David C. Wagner
PPM America, Inc., as Collateral Manager
Name:	David C. Wagner
Title:	Managing Director

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Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

ROSEDALE CLO LTD

By:	/s/ Paul P. Malecki
Name:	Paul P. Malecki
Title:	Senior Portfolio Manager

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By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Advanced Series Trust - AST Prudential Core Bond Portfolio
By: Prudential Investment Management, Inc. as Investment Advisor

By:	/s/ Joseph Lemanowicz
Name:	Joseph Lemanowicz
Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Prudential Global Total Return Fund
By: Prudential Investment Management, Inc. as Investment Advisor

By:	/s/ Joseph Lemanowicz
Name:	Joseph Lemanowicz
Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Voya Retirement Insurance Annuity Co
By: Prudential Investment Management, Inc. as Investment Advisor

By:	/s/ Joseph Lemanowicz
Name:	Joseph Lemanowicz
Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Prudential Investment Portfolios 9 - Prudential Absolute Return Bond Fund
By: Prudential Investment Management, Inc. as Investment Advisor

By:	/s/ Joseph Lemanowicz
Name:	Joseph Lemanowicz
Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Prudential Investment Portfolios, Inc. 17 . Prudential Total Return Bond Fund
By: Prudential Investment Management, Inc. as Investment Advisor

By:	/s/ Joseph Lemanowicz
Name:	Joseph Lemanowicz
Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

The Prudential Series Fund - Diversified Bond Portfolio
By: Prudential Investment Management, Inc. as Investment Advisor

By:	/s/ Joseph Lemanowicz
Name:	Joseph Lemanowicz
Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Pramerica Fixed Income Funds PLC - Absolute Total Return Fund
By: Pramerica Investment Management, a trading name of Prudential Investment Management, Inc., as Investment Manager

By:	/s/ Joseph Lemanowicz
Name:	Joseph Lemanowicz
Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Advanced Series Trust - AST Prudential Growth Allocation Portfolio
By: Prudential Investment Management, Inc., as Investment Advisor

By:	/s/ Joseph Lemanowicz
Name:	Joseph Lemanowicz
Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Dryden XI - Leveraged Loan CDO 2006
By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name:	Joseph Lemanowicz
Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Dryden XVI - Leveraged Loan CDO 2006
By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name:	Joseph Lemanowicz
Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Dryden XVIII Leveraged Loan 2007 Ltd.
By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name:	Joseph Lemanowicz
Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Dryden XXIII Senior Loan Fund
By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name:	Joseph Lemanowicz
Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Dryden XXIV Senior Loan Fund
By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name:	Joseph Lemanowicz
Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Dryden XXV Senior Loan Fund
By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name:	Joseph Lemanowicz
Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Dryden XXVI Senior Loan Fund
By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name:	Joseph Lemanowicz
Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Dryden 34 Senior Loan Fund
By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name:	Joseph Lemanowicz
Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Gateway CLO Limited
By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name:	Joseph Lemanowicz
Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Pramerica Global Loan Opportunities Limited
By: Pramerica Investment Management, a trading name of Prudential Investment Management, Inc. as Investment Manager

By:	/s/ Joseph Lemanowicz
Name:	Joseph Lemanowicz
Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

RAYMOND JAMES BANK, N.A.

By:	/s/ Alexander L. Rody
Name:	Alexander L. Rody
Title:	Senior Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Citizens Bank, NA, (FKA RBS Citizens, NA)

By:	/s/ Cindy Chen
Name:	Cindy Chen
Title:	Senior Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Royal Bank of Canada

By:	/s/ Dean Sas
Name:	Dean Sas
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Saratoga Investment Corp CLO 2013-1, Ltd

By:	/s/ Pavel Antonov
Name:	Pavel Antonov
Title:	Attorney In Fact

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Westbrook CLO Ltd.

By: SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
Name:	Justin Slatky
Title:	Senior Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

SIEMENS FINANCIAL SERVICES, INC.

By:	/s/ Maria Levy
Name:	Maria Levy
Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Sumitomo Mitsui Banking Corporation

By:	/s/ David Kee
Name:	David Kee
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Sumitomo Mitsui Trust Bank, Limited, New York Branch

By:	/s/ Albert C. Tew II
Name:	Albert C. Tew II
Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Grant Grove CLO, Ltd.
By: Tall Tree Investment Management, LLC as Collateral Manager

By:	/s/ Michael J. Starshak Jr.
Name:	Michael J. Starshak Jr.
Title:	Officer

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Muir Grove CLO, Ltd.
By: Tall Tree Investment Management, LLC as Collateral Manager

By:	/s/ Michael J. Starshak Jr.
Name:	Michael J. Starshak Jr.
Title:	Officer

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Tuolumne Grove CLO, Ltd.
By: Tall Tree Investment Management, LLC as Collateral Manager

By:	/s/ Michael J. Starshak Jr.
Name:	Michael J. Starshak Jr.
Title:	Officer

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Nelder Grove CLO, Ltd.
By: Tall Tree Investment Management, LLC as Collateral Manager

By:	/s/ Michael J. Starshak Jr.
Name:	Michael J. Starshak Jr.
Title:	Officer

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

T2 Income Fund CLO I, Ltd.
As Lender

By: T2 Advisers, LLC As Collateral Manager

By:	/s/ Saul Rosenthal
Name:	Saul Rosenthal
Title:	President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

CLEAR LAKE CLO, LTD.
By: Babson Capital Management, LLC as Collateral Manager

By:	/s/ Ryan Christenson
Name:	Ryan Christenson
Title:	Director

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

SAPPHIRE VALLEY CLO I, LTD.
By: Babson Capital Management, LLC as Collateral Manager

By:	/s/ Ryan Christenson
Name:	Ryan Christenson
Title:	Director

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

ST. JAMES RIVER CLO, LTD.
By: Babson Capital Management, LLC as Collateral Manager

By:	/s/ Ryan Christenson
Name:	Ryan Christenson
Title:	Director

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

PACIFIC WESTERN BANK, successor by merger to CapitalSource Bank

By:	/s/ Audrey Yen
Name:	Audrey Yen
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

UAW Retiree Medical Benefits Trust,
By State Street Bank and Trust as Trustee

By:	/s/ Timothy B. Stone
Name:	Timothy B. Stone
Title:	Vice President
State Street Bank & Trust Co.

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

DEUTSCHE BANK AG NEW YORK BRANCH
By DB Services New Jersey, Inc.

By:	/s/ Deirdre Cesario
Name:	Deirdre Cesario
Title:	Assistant Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

SUNTRUST BANK

By:	/s/ John Cappellari
Name:	John Cappellari
Title:	Director

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

HSBC Bank PLC

By:	/s/ Mike Kear
Name:	Mike Kear
Title:	Relationship Director

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

CIT Bank

By:	/s/ John Ramelli
Name:	John Ramelli
Title:	Director

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

OZLM Funding Ill, Ltd.
By: Och-Ziff Loan Management LP, Its Portfolio Manager
By: Och-Ziff Loan Management LLC, its General Partner

By:	/s/ Joel Frank
Name:	Joel Frank
Title:	Chief Financial Officer

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

CITIBANK, N.A.

By:	/s/ Brian S. Broyles
Name:	Brian S. Broyles
Title:	Attorney-In-Fact

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Alere Sixth Amendment]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Wells Fargo Principal Lending, LLC

By:	/s/ Jeff Nikora
Name:	Jeff Nikora
Title:	EVP

For any Lender requiring a second signature line:

By:	/s/ Jeff Nikora
Name:	Jeff Nikora
Title:	EVP

[Signature Page to Alere Sixth Amendment]

ACKNOWLEDGED AND AGREED:

ALERE ANALYTICS, INC.
ALERE HEALTH IMPROVEMENT COMPANY
ALERE HEALTH, LLC
ALERE HEALTHCARE OF ILLINOIS, INC.
ALERE HOLDCO, INC.
ALERE HOME MONITORING, INC.
ALERE INTERNATIONAL HOLDING CORP.
ALERE NORTH AMERICA, LLC.
ALERE SAN DIEGO, INC.
ALERE SCARBOROUGH, INC.
ALERE US HOLDINGS, LLC
ALERE WELLBEING, INC.
ALERE WELLOLOGY, INC.
AMEDITECH INC.
BIOSITE INCORPORATED
ESCREEN, INC.
FIRST CHECK DIAGNOSTICS LLC
INNOVACON, INC.
INVERNESS MEDICAL, LLC
PEMBROOKE OCCUPATIONAL HEALTH, INC.
QUALITY ASSURED SERVICES, INC.
REDWOOD TOXICOLOGY LABORATORY, INC.
RTL HOLDINGS, INC.
SELFCARE TECHNOLOGY, INC.
SPDH, INC.
ZYCARE, INC.

By:	/s/ David Teitel
Name:	David A. Teitel
Title (respectively): President and Treasurer, Vice President, Finance, Vice President & Treasurer, Vice President, Finance & Treasurer, President and Treasurer, Vice President, Finance, President, Vice President, Finance, Vice President, Finance, Vice President, Finance, President, Vice President, Finance & Treasurer, Vice President, Finance, Chief Financial Officer, Vice President, Finance, Treasurer, Vice President, Finance, Vice President, Finance, Vice President, Finance, Treasurer, Vice President, Finance, Vice President, Finance, Vice President, Finance, Vice President, Finance, President, Chief Financial Officer and Treasurer

[Signature Page to Alere Sixth Amendment]

ALERE CONNECT, LLC
ALERE INFORMATICS, INC.
ALERE TOXICOLOGY SERVICES, INC.
GLOBAL ANALYTICAL DEVELOPMENT LLC
IONIAN TECHNOLOGIES, LLC
STANDING STONE, LLC

By:	/s/ Ellen V. Chiniara
Name:	Ellen V. Chiniara
Title:	Secretary

ALERE TOXICOLOGY, INC.
ATS LABORATORIES, INC.
AVEE LABORATORIES INC.
INSTANT TECHNOLOGIES, INC.
LABORATORY SPECIALISTS OF AMERICA, INC.

By:	/s/ Jay McNamara
Name:	Jay McNamara
Title:	Assistant Secretary

ALERE OF NEW YORK, INC.
ALERE WOMEN’S AND CHILDREN’S HEALTH, LLC

By:	/s/ Craig Keyes
Name:	Craig Keyes
Title:	President & Chief Executive Officer

[Signature Page to Alere Sixth Amendment]